UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01682)

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period:	August 1, 2012 — January 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVOYX

Putnam Voyager Fund

Semiannual report
1 | 31 | 13

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Voyager
Fund

Semiannual report
1 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have continued to show strength into 2013, with the S&P 500 Index delivering its best January return since 1997. Investors witnessed several positive developments, including the U.S. fiscal cliff bill that Congress passed on January 1, 2013; the improving employment and housing situations; a more stable Europe; and China’s “soft landing” and positive growth.

Today’s market environment is one of slow and steady improvement, but uncertainties linger. Questions remain about potential economic fallout from the upcoming debt ceiling and budget sequestration debates in the United States. And the sovereign debt situation in Europe, while stabilized, is far from resolved.

At Putnam, our investment team is focused on actively managing risk and pursuing returns in today’s volatile global market. As always, it is important to rely on the guidance of your financial advisor to help you manage your investment portfolio in accordance with your goals and risk tolerance.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Voyager Fund

A veteran stock picker targets large growing companies

For more than 40 years, Putnam Voyager Fund has invested in the growth potential of U.S. companies. Today, the fund is managed by industry veteran Nick Thakore, who began his career in 1993 and has invested through every kind of market. Backed by a team of skilled analysts, Nick looks for companies that have the potential to grow revenues and earnings at a rate that the market underestimates.

"In difficult markets, I try to capitalize on investor skepticism. I keep my focus on the companies themselves and don't get distracted by the 'noise.' When the market is strong, I look for stocks to sell when others may be getting too caught up in the rally."

Nick C. Thakore
Portfolio Manager
Putnam's Co-Head of U.S. Equities, Nick has been in the investment industry since 1993.

A combination of earnings growth and attractive stock prices

Nick looks for companies that are poised for rapid growth, but he also keeps a careful eye on stock prices. Overall, companies in the fund's portfolio have higher projected earnings growth rates relative to those in the benchmark, but their price/earnings ratios are projected to be lower, which means the stocks are generally less expensive. Seeking attractive valuations helps mitigate risk if a company's anticipated growth fails to materialize.

Seeking growth — without paying too much

Putnam Voyager Fund holdings
Russell 1000 Growth Index holdings
14.8%
13.9%
11.9x
15.3x
Earnings-per-share growth
(projected five-year growth rate)
Price/earnings ratio
(forward 12 months)

Data as of 12/31/12.

Source: Putnam research.

The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Price/earnings ratio is a measure of a company's market capitalization divided by its total earnings. Earnings-per-share growth rates reflect the projected average change in a company's total earnings per share each year over the next five years.

2 Voyager Fund

Voyager Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Voyager Fund

Interview with your fund’s portfolio manager

Could you tell us about the investing environment for the six months ended January 31, 2013?

When the period began, U.S. stocks were enjoying a considerable upswing, with major stock market indexes beginning to reach multi-year highs. I believe the fuel for a powerful rally had been with us for some time, but we needed to get investor confidence back. In the period’s early months, we made progress on that front, and the market was able to “climb a wall of worry” as investors reacted favorably to a host of economic stimulus actions. The European Central Bank announced new measures to free up sovereign debt markets, followed by the U.S. Federal Reserve announcing a third round of aggressive quantitative easing. Later in the period, as we approached the U.S. presidential election, some turbulence returned to the markets, but stocks recovered quickly and delivered solid performance in the final two months of the period.

How did large-cap growth stocks and the fund perform in this environment?

The fund outperformed both its benchmark and the average return for funds within its Lipper peer group. Large-cap growth stocks, as measured by the fund’s benchmark, the Russell 1000 Growth Index, had slightly lower returns than the broader stock market, but performed well for the period.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Voyager Fund	5

It was an encouraging period for my investment approach, as we saw a reversal of many of the market trends and anomalies that had been affecting the fund’s relative performance for some time.

It is worth noting the change for cyclical stocks — those whose performance tends to be tied to overall economic conditions. Many cyclical companies that had started with low valuations and were growing their earnings rapidly — the types of stocks I target — had been performing poorly on a relative basis over the past couple of years.

Despite their underperformance, I continued to hold many of these cyclical stocks, which I believed offered a combination of above-average growth potential and attractive valuations. During the period, investors finally began to recognize, and pay for, the investment potential in these companies, and fund performance was rewarded.

In light of the stock market’s strength, have you made any shifts in the positioning of the fund’s portfolio?

A number of cyclical holdings in the portfolio have advanced considerably in recent months, and in some cases, I have trimmed the fund’s exposure. Beyond these small shifts, however, my strategy remains intact and I have made no major thematic changes in the stocks I am pursuing. I strive to construct a portfolio with higher forward growth rates for earnings and cash flow than those of the Russell 1000 Growth Index, but to do so without paying too much for that growth.

What were some examples of stocks that helped fund performance for the period?

One example of a stock that helped performance is General Motors. It began the period with a price-earnings ratio of approximately 6x consensus earnings expectations for 2013. I added it to the portfolio based on anticipated improvement in the U.S.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

*The unclassified sector includes exchanged-traded funds and other securities not able to be classified by sector.

6	Voyager Fund

automobile market, a significant product cycle ahead for the company, and a very strong balance sheet position that I believed would aid its long-term earnings growth. I also believed it offered a low valuation relative to the company’s growth outlook. As U.S. auto sales continued their solid improvement despite macroeconomic concerns, and as the company bought back a very large stake from the government, the stock rallied sharply.

One of the more dramatic examples of the stock market rebound can be found in the financials sector — which is clearly reflected in the fund’s top performers. Among the top contributors to returns for the period were The Hartford Financial Services Group, an insurance and financial services company; JPMorgan Chase and Citigroup, both financial services companies; and Assured Guaranty, a credit protection company.

The resurgence of the financials sector illustrates how the market has refocused on the fundamental strengths of companies. Just one to two years ago, investors shunned almost all companies in the sector, despite the fact that most of them were delivering strong financial performance. Finally, in 2012, these stocks came roaring back, and it was the top-performing sector in the S&P 500. It takes conviction — and sometimes quite a bit of patience — to capitalize on these types of opportunities.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/13. Short-term holdings are excluded. Holdings will vary over time.

Voyager Fund	7

What were some examples of stocks that hurt performance?

Best Buy, a large retailer of consumer electronics, has been hurt by perceptions of an increasingly competitive environment and by management changes. While the shift to online purchases is a well-known challenge, we believe the potential impact on the company may be less than investors believe. In our view, cost-cutting opportunities and strong free-cash-flow generation position the company for higher growth than the market expects. And, it is worth noting that the stock rebounded considerably in the final month of the period, in part due to better-than-expected holiday sales. Other detractors included Tronox, a producer of titanium ore, and Apple.

What is your outlook for investment opportunities in the second half of the fund’s fiscal year?

For an active manager focused on bottom-up stock selection and fundamental research, I believe the opportunities are tremendous. We see companies with strong fundamentals that appear likely to continue growing their earnings, but there is some aspect of their business that investors remain skeptical about. Or, perhaps the companies are out of favor due to the cyclicality of their industry.

We continue to focus on fundamental research, seeking stocks with the right combination of solid growth and low valuations. I believe the portfolio could benefit if the market continues to follow fundamentals, and investors are willing to pay reasonable multiples for this growth potential.

Thank you, Nick, for your time and insights today.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Voyager Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Nick C. Thakore is Co-Head of U.S. Equities at Putnam. He has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. from the University of Michigan. Nick joined Putnam in 2008 and has been in the investment industry since 1993.

IN THE NEWS

Mixed signals are coming from the U.S. economy. On the positive side, the unemployment rate continues to tick down, the housing sector is recovering, and the stock market has reached multi-year highs. But uncertainty remains. The nation’s GDP was essentially flat in the fourth quarter of 2012, after several consecutive quarters of expansion. A precipitous drop in military spending contributed to the slowdown, and many questions remain about government spending and its impact on GDP going forward. Consumer confidence recently dropped following the tax increases resulting from the fiscal cliff resolution, as people anticipate the pinch of less take-home pay. The next few months should provide clearer direction for the markets on government spending and the resilience of the recovery.

Voyager Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.42%	10.27%	9.45%	9.45%	9.59%	9.59%	9.74%	9.65%	10.14%	10.55%	10.55%	10.54%

10 years	93.21	82.09	79.13	79.13	79.17	79.17	83.81	77.36	88.60	98.14	98.22	97.95
Annual average	6.81	6.18	6.00	6.00	6.01	6.01	6.28	5.90	6.55	7.08	7.08	7.07

5 years	35.00	27.22	29.97	27.97	29.98	29.98	31.72	27.10	33.35	36.86	36.91	36.73
Annual average	6.19	4.93	5.38	5.06	5.38	5.38	5.66	4.91	5.93	6.48	6.48	6.46

3 years	24.53	17.35	21.78	18.78	21.77	21.77	22.68	18.37	23.66	25.59	25.64	25.47
Annual average	7.59	5.48	6.79	5.90	6.79	6.79	7.05	5.78	7.34	7.89	7.91	7.86

1 year	8.48	2.26	7.67	2.67	7.64	6.64	7.95	4.19	8.25	8.85	8.90	8.75

6 months	14.27	7.68	13.83	8.83	13.82	12.82	13.99	9.98	14.14	14.51	14.56	14.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Voyager Fund

Comparative index returns For periods ended 1/31/13

		Lipper Large-Cap Growth Funds
	Russell 1000 Growth Index	category average*

Annual average (life of fund)	—†	9.10%

10 years	120.71%	105.10
Annual average	8.24	7.36

5 years	31.91	22.20
Annual average	5.70	4.01

3 years	50.56	42.99
Annual average	14.61	12.61

1 year	13.43	13.31

6 months	7.75	9.40

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/13, there were 763, 709, 634, 560, 382, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the 6-month period ended 1/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.259		$0.115	$0.067	$0.155		$0.200	$0.282	$0.291	$0.316

Capital gains	—		—	—	—		—	—	—	—

Total	$0.259		$0.115	$0.067	$0.155		$0.200	$0.282	$0.291	$0.316

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/12	$20.61	$21.87	$17.31	$18.98	$18.92	$19.61	$20.20	$21.54	$21.54	$21.54

1/31/13	23.27	24.69	19.58	21.53	21.40	22.18	22.84	24.36	24.36	24.30

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Voyager Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.30%	10.16%	9.34%	9.34%	9.48%	9.48%	9.62%	9.54%	10.03%	10.43%	10.43%	10.43%

10 years	79.11	68.76	66.04	66.04	66.02	66.02	70.30	64.33	74.89	83.76	83.84	83.64
Annual average	6.00	5.37	5.20	5.20	5.20	5.20	5.47	5.09	5.75	6.27	6.28	6.27

5 years	17.25	10.49	12.96	10.96	12.95	12.95	14.42	10.42	15.87	18.85	18.89	18.77
Annual average	3.23	2.02	2.47	2.10	2.47	2.47	2.73	2.00	2.99	3.51	3.52	3.50

3 years	13.46	6.96	10.91	7.91	10.93	10.93	11.75	7.86	12.65	14.37	14.41	14.29
Annual average	4.30	2.27	3.51	2.57	3.52	3.52	3.77	2.55	4.05	4.58	4.59	4.55

1 year	14.39	7.81	13.54	8.54	13.58	12.58	13.87	9.89	14.13	14.79	14.84	14.71

6 months	6.88	0.75	6.49	1.49	6.44	5.44	6.62	2.86	6.77	7.11	7.15	7.03

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 7/31/12	1.07%	1.82%	1.82%	1.57%	1.32%	0.65%†	0.55%†	0.82%

Annualized expense ratio for the
six-month period ended 1/31/13*	1.02%	1.77%	1.77%	1.52%	1.27%	0.63%	0.53%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.14% from annualizing the performance fee adjustment for the six months ended 1/31/13.

† Other expenses for class R5 and class R6 shares have been annualized.

12	Voyager Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2012, to January 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.51	$9.54	$9.54	$8.20	$6.85	$3.41	$2.87	$4.16

Ending value (after expenses)	$1,142.70	$1,138.30	$1,138.20	$1,139.90	$1,141.40	$1,145.10	$1,145.60	$1,144.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2013, use the following calculation method. To find the value of your investment on August 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.19	$9.00	$9.00	$7.73	$6.46	$3.21	$2.70	$3.92

Ending value (after expenses)	$1,020.06	$1,016.28	$1,016.28	$1,017.54	$1,018.80	$1,022.03	$1,022.53	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Voyager Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Voyager Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2013, Putnam employees had approximately $364,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Voyager Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Voyager Fund

The fund’s portfolio 1/31/13 (Unaudited)

COMMON STOCKS (88.2%)*	Shares	Value

Aerospace and defense (4.1%)
General Dynamics Corp.	195,200	$12,941,760

Honeywell International, Inc. S	672,800	45,911,872

L-3 Communications Holdings, Inc. S	19,394	1,472,392

Northrop Grumman Corp. S	52,100	3,388,584

Precision Castparts Corp.	125,800	23,071,720

United Technologies Corp. S	668,500	58,540,545

		145,326,873
Airlines (0.3%)
Delta Air Lines, Inc. †	770,910	10,707,940

		10,707,940
Auto components (1.9%)
American Axle & Manufacturing Holdings, Inc. † S	4,581	53,506

Goodyear Tire & Rubber Co. (The) †	981,973	13,511,948

Johnson Controls, Inc.	1,324,249	41,170,901

Valeo SA (France)	274,635	14,804,116

		69,540,471
Automobiles (1.3%)
Daimler AG (Registered Shares) (Germany)	94,848	5,521,644

Fiat SpA (Italy) †	1,263,860	7,722,316

General Motors Co. † S	605,300	17,002,877

Nissan Motor Co., Ltd. (Japan)	742,400	7,598,955

Tesla Motors, Inc. † S	248,196	9,309,832

		47,155,624
Biotechnology (2.1%)
Celgene Corp. †	462,400	45,759,104

Dendreon Corp. † S	1,386,800	8,154,384

Elan Corp. PLC ADR (Ireland) †	1,068,948	11,234,643

Gilead Sciences, Inc. † S	275,200	10,856,640

		76,004,771
Building products (0.9%)
Fortune Brands Home & Security, Inc. †	503,900	16,497,686

Owens Corning, Inc. † S	364,923	15,206,341

		31,704,027
Capital markets (2.5%)
Blackstone Group LP (The)	245,163	4,535,516

Charles Schwab Corp. (The) S	1,868,200	30,881,346

KKR & Co. LP	580,959	9,806,588

Morgan Stanley	1,591,100	36,356,635

State Street Corp.	132,903	7,396,052

		88,976,137
Chemicals (2.9%)
Celanese Corp. Ser. A	332,200	15,573,536

LyondellBasell Industries NV Class A	177,600	11,263,392

Monsanto Co.	333,600	33,810,360

Sherwin-Williams Co. (The)	23,900	3,875,146

Tronox, Ltd. Class A	2,116,316	40,104,188

		104,626,622
Commercial banks (0.6%)
U.S. Bancorp	216,200	7,156,220

UniCredit SpA (Italy) †	2,000,208	12,916,745

		20,072,965

Voyager Fund	17

COMMON STOCKS (88.2%)* cont.	Shares	Value

Commercial services and supplies (0.5%)
ADT Corp. (The)	72,850	$3,460,375

Tyco International, Ltd.	479,200	14,486,216

		17,946,591
Communications equipment (4.3%)
Cisco Systems, Inc.	555,447	11,425,545

F5 Networks, Inc. †	53,600	5,621,568

Polycom, Inc. † S	1,661,188	18,322,904

Qualcomm, Inc.	1,781,409	117,626,436

		152,996,453
Computers and peripherals (9.5%)
Apple, Inc.	534,421	243,327,226

EMC Corp. †	3,625,000	89,211,250

Hewlett-Packard Co. S	380,600	6,283,706

		338,822,182
Consumer finance (0.2%)
Capital One Financial Corp.	102,754	5,787,105

		5,787,105
Diversified financial services (2.4%)
Bank of America Corp.	439,200	4,971,744

Citigroup, Inc.	840,100	35,418,616

CME Group, Inc. S	195,800	11,325,072

JPMorgan Chase & Co.	700,900	32,977,345

		84,692,777
Electrical equipment (0.9%)
Eaton Corp PLC S	540,000	30,753,000

		30,753,000
Electronic equipment, instruments, and components (0.3%)
Corning, Inc.	400,800	4,809,600

Hollysys Automation Technologies, Ltd. (China) † S	369,433	4,869,127

		9,678,727
Energy equipment and services (3.4%)
Cameron International Corp. †	237,800	15,055,118

Halliburton Co.	1,107,110	45,037,235

Petrofac, Ltd. (United Kingdom)	261,790	6,800,959

Schlumberger, Ltd.	707,093	55,188,609

		122,081,921
Food and staples retail (0.5%)
Kroger Co. (The) S	595,500	16,495,350

		16,495,350
Food products (0.4%)
Mead Johnson Nutrition Co. S	214,139	16,274,564

		16,274,564
Health-care equipment and supplies (0.9%)
Baxter International, Inc.	311,400	21,125,376

Covidien PLC S	83,200	5,186,688

St. Jude Medical, Inc. S	161,192	6,560,514

		32,872,578
Health-care providers and services (3.0%)
Aetna, Inc. S	355,000	17,121,650

Air Methods Corp. S	61,917	2,707,011

Catamaran Corp. †	309,882	16,079,777

Express Scripts Holding Co. †	654,631	34,970,388

Humana, Inc.	9,500	706,420

18	Voyager Fund

COMMON STOCKS (88.2%)* cont.	Shares	Value

Health-care providers and services cont.
Tenet Healthcare Corp. †	17,700	$687,291

UnitedHealth Group, Inc.	641,800	35,433,778

		107,706,315
Hotels, restaurants, and leisure (2.0%)
Las Vegas Sands Corp.	475,755	26,285,464

Starbucks Corp.	831,000	46,635,720

		72,921,184
Household durables (0.2%)
Sony Corp. (Japan)	323,900	4,824,231

Techtronic Industries Co. (Hong Kong)	590,500	1,195,406

		6,019,637
Household products (0.3%)
Colgate-Palmolive Co.	98,100	10,532,997

		10,532,997
Insurance (3.2%)
Aflac, Inc. S	422,446	22,414,985

Assured Guaranty, Ltd.	2,444,604	44,320,671

Genworth Financial, Inc. Class A †	401,200	3,679,004

Hartford Financial Services Group, Inc. (The) S	27,029	670,319

MetLife, Inc. S	903,700	33,744,158

Prudential PLC (United Kingdom)	630,616	9,581,504

		114,410,641
Internet and catalog retail (1.2%)
Amazon.com, Inc. †	46,900	12,451,950

HomeAway, Inc. † S	622,400	14,918,928

Priceline.com, Inc. †	23,997	16,449,224

		43,820,102
Internet software and services (6.7%)
eBay, Inc. †	595,200	33,289,536

Facebook, Inc. Class A †	1,731,857	53,635,611

Facebook, Inc. Class B † F	115,920	3,590,042

Google, Inc. Class A †	176,334	133,253,840

Millennial Media, Inc. † S	248,350	2,865,959

Yandex NV Class A (Russia) †	479,000	11,596,590

		238,231,578
IT Services (2.8%)
Cognizant Technology Solutions Corp. †	92,300	7,216,014

Computer Sciences Corp.	191,700	8,013,060

Unisys Corp. † S	889,216	19,749,487

Visa, Inc. Class A S	420,400	66,385,364

		101,363,925
Leisure equipment and products (0.3%)
Brunswick Corp. S	252,711	9,138,030

		9,138,030
Life sciences tools and services (0.8%)
Thermo Fisher Scientific, Inc.	386,400	27,874,896

		27,874,896
Machinery (0.6%)
Caterpillar, Inc.	74,700	7,349,733

Cummins, Inc. S	139,700	16,041,751

		23,391,484

Voyager Fund	19

COMMON STOCKS (88.2%)* cont.	Shares	Value

Media (2.4%)
Comcast Corp. Class A	1,092,435	$41,599,925

DIRECTV †	136,069	6,958,569

DISH Network Corp. Class A	448,300	16,708,141

News Corp. Class A	408,000	11,317,920

Viacom, Inc. Class B	127,800	7,712,730

		84,297,285
Metals and mining (2.1%)
Barrick Gold Corp. (Canada)	356,900	11,392,248

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	957,014	33,734,744

Glencore International PLC (United Kingdom) S	1,180,401	7,365,841

Goldcorp, Inc. (Canada)	338,500	11,945,665

ThyssenKrupp AG (Germany) †	146,708	3,563,693

Vedanta Resources PLC (United Kingdom)	420,531	8,030,225

		76,032,416
Multiline retail (0.9%)
Dollar General Corp. †	168,771	7,800,596

Macy’s, Inc.	493,900	19,513,989

Target Corp.	88,300	5,334,203

		32,648,788
Oil, gas, and consumable fuels (6.1%)
Anadarko Petroleum Corp.	411,000	32,888,220

Cabot Oil & Gas Corp.	274,600	14,493,388

Cairn Energy PLC (United Kingdom)	1,491,320	6,788,220

Gulfport Energy Corp. †	317,300	13,094,971

Kodiak Oil & Gas Corp. † S	407,300	3,747,160

Marathon Oil Corp.	1,101,521	37,022,121

Noble Energy, Inc. S	348,300	37,543,257

Occidental Petroleum Corp.	207,200	18,289,544

Royal Dutch Shell PLC Class A (United Kingdom)	775,694	27,569,919

Suncor Energy, Inc. (Canada)	813,600	27,678,672

		219,115,472
Pharmaceuticals (3.1%)
AbbVie, Inc. †	367,600	13,487,244

Auxilium Pharmaceuticals, Inc. † S	627,500	11,546,000

Eli Lilly & Co. S	491,400	26,383,266

Jazz Pharmaceuticals PLC † S	504,551	28,451,631

Johnson & Johnson S	56,800	4,198,656

Pfizer, Inc.	324,032	8,839,593

Warner Chilcott PLC Class A S	1,277,700	18,105,009

Zoetis, Inc. †	56,295	1,463,670

		112,475,069
Professional services (0.2%)
Verisk Analytics, Inc. Class A †	105,258	5,806,031

		5,806,031
Real estate investment trusts (REITs) (0.5%)
American Tower Corp. Class A R	228,400	17,392,660

		17,392,660
Real estate management and development (0.4%)
CBRE Group, Inc. Class A †	189,279	4,084,641

Realogy Holdings Corp. †	253,298	11,340,151

		15,424,792

20	Voyager Fund

COMMON STOCKS (88.2%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (2.3%)
ASML Holding NV ADR (Netherlands) S	54,100	$4,062,369

First Solar, Inc. † S	450,710	12,701,008

Samsung Electronics Co., Ltd. (South Korea)	15,858	21,087,204

SK Hynix, Inc. (South Korea) †	414,630	9,290,789

Texas Instruments, Inc. S	1,058,000	34,998,640

		82,140,010
Software (3.3%)
Longtop Financial Technologies Ltd. ADR (Hong Kong) † F	478,830	—

Microsoft Corp. S	1,791,300	49,207,011

Nintendo Co., Ltd. (Japan)	172,100	16,787,490

Oracle Corp.	973,989	34,586,349

Perfect World Co., Ltd. ADR (China) S	24,187	283,955

Salesforce.com, Inc. † S	90,950	15,655,224

VMware, Inc. Class A † S	23,400	1,789,632

		118,309,661
Specialty retail (3.5%)
AutoZone, Inc. † S	44,000	16,266,800

Bed Bath & Beyond, Inc. † S	673,700	39,546,190

Best Buy Co., Inc. S	909,351	14,786,047

GameStop Corp. Class A S	156,900	3,640,080

Lowe’s Cos., Inc.	1,043,600	39,855,084

Office Depot, Inc. † S	1,465,322	6,344,844

Tile Shop Holdings, Inc. † S	235,037	4,322,330

		124,761,375
Textiles, apparel, and luxury goods (0.5%)
Coach, Inc.	208,300	10,623,300

Michael Kors Holdings, Ltd. (Hong Kong) †	136,800	7,678,584

		18,301,884
Tobacco (1.7%)
Japan Tobacco, Inc. (Japan)	758,300	23,608,509

Philip Morris International, Inc.	443,869	39,131,491

		62,740,000
Trading companies and distributors (0.2%)
Mitsubishi Corp. (Japan)	361,600	7,623,870

		7,623,870
Total common stocks (cost $3,071,570,357)		$3,154,996,780

WARRANTS (2.5%)*†	Expiration	Strike
	date	price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	19,401,439	$15,521,151

Citigroup, Inc.	1/4/19	106.10	21,776,989	10,670,725

General Motors Co.	7/10/19	18.33	246,244	3,004,177

Hartford Financial Services Group, Inc. (The) W	6/26/19	9.79	955,528	15,154,674

JPMorgan Chase & Co. W	10/28/18	42.42	1,298,288	17,760,580

Wells Fargo & Co. W	10/28/18	34.01	2,632,884	27,987,557

Total warrants (cost $103,193,488)				$90,098,864

Voyager Fund	21

INVESTMENT COMPANIES (1.9%)*	Shares	Value

CSOP FTSE China A50 ETF (China) †	7,393,600	$10,753,773

iShares Dow Jones U.S. Home Construction Index Fund S	940,200	22,028,886

iShares FTSE A50 China Index ETF (China)	9,112,100	13,840,748

SPDR S&P Homebuilders ETF S	516,100	14,874,002

SPDR S&P Metals & Mining ETF S	162,500	7,128,875

Total investment companies (cost $56,901,166)		$68,626,284

PURCHASED EQUITY OPTIONS	Expiration	Contract
OUTSTANDING (1.0%)*	date/strike	amount	Value

Actavis, Inc. (Call)	Apr-13/$86.00	291,115	$1,049,915

Apple, Inc. (Call)	Feb-13/520.00	86,900	1

Apple, Inc. (Call)	Feb-13/550.00	79,108	1

Apple, Inc. (Call)	Feb-13/610.00	185,609	—

Apple, Inc. (Call)	Feb-13/530.00	185,609	—

Assured Guaranty, Ltd. (Call)	Jul-13/20.00	3,007,189	2,972,104

Assured Guaranty, Ltd. (Call)	Jul-13/18.00	1,760,046	443,532

Best Buy Co., Inc. (Call)	Mar-13/10.00	1,268,223	7,959,127

Chesapeake Energy Corp. (Call)	Mar-13/21.00	1,082,551	812,812

Electronic Arts, Inc. (Call)	Mar-13/12.00	210,319	790,799

General Dynamics Corp. (Call)	Feb-13/75.00	672,812	7

Hartford Financial Services Group, Inc. (The) (Call)	Mar-13/20.00	1,263,007	6,053,368

Humana, Inc. (Call)	Mar-13/62.50	193,128	2,339,707

SanDisk Corp. (Call)	Feb-13/35.00	446,200	6,688,538

SPDR S&P 500 ETF Trust (Put)	Feb-13/147.00	3,068,560	1,099,772

SPDR S&P 500 ETF Trust (Put)	Feb-13/145.00	3,069,328	31

SPDR S&P 500 ETF Trust (Put)	Feb-13/146.00	3,068,559	833,114

Xerox Corp. (Call)	Feb-13/6.00	2,230,377	4,483,169

Xerox Corp. (Call)	Feb-13/6.00	917,552	1,844,324

Total purchased equity options outstanding (cost $33,952,710)			$37,370,321

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.	194,826	$12,566,277

Total convertible preferred stocks (cost $14,190,021)		$12,566,277

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (0.1%)*	Principal amount	Value

Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.5s, June 1, 2021 [i]	$622,421	$672,968

Federal National Mortgage Association Pass-Through Certificates 3s,
November 1, 2026 [i]	384,364	403,432

Federal National Mortgage Association Pass-Through Certificates 4s,
August 1, 2019 [i]	2,556,078	2,750,442

Total U.S. government and agency mortgage obligations (cost $3,826,842)		$3,826,842

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value

U.S. Treasury Notes 2.75s, November 30, 2016 [i]	$1,949,000	$2,115,737

U.S. Treasury Notes 1/2s, November 15, 2013 [i]	980,000	983,681

U.S. Treasury Notes 1 3/8s, February 28, 2019 [i]	1,782,000	1,816,713

U.S. Treasury Notes 1/4s, June 30, 2014 [i]	1,967,000	1,968,279

Total U.S. treasury obligations (cost $6,884,410)		$6,884,410

22	Voyager Fund

SHORT-TERM INVESTMENTS (18.6%)*	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.156%,
July 25, 2013 Δ	$1,383,000	$1,382,299

Putnam Cash Collateral Pool, LLC 0.18% [d]	395,804,515	395,804,515

Putnam Money Market Liquidity Fund 0.10% L	247,130,045	247,130,045

SSgA Prime Money Market Fund 0.06% P	20,932,703	20,932,703

Total short-term investments (cost $665,249,210)		$665,249,562

TOTAL INVESTMENTS

Total investments (cost $3,955,768,204)		$4,039,619,340

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ETF Exchange Traded Fund

SPDR S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through January 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,578,845,317.

† Non-income-producing security.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $14,011,331 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

Voyager Fund	23

FORWARD CURRENCY CONTRACTS at 1/31/13 (aggregate face value $141,047,485) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	Euro	Sell	2/20/13	$36,875,583	$35,976,547	$(899,036)

	Japanese Yen	Sell	2/20/13	37,115,689	38,809,438	1,693,749

UBS AG

	British Pound	Sell	2/20/13	64,440,197	66,261,500	1,821,303

Total						$2,616,016

WRITTEN EQUITY OPTIONS OUTSTANDING at 1/31/13 (premiums $3,785,196) (Unaudited)
	Expiration	Contract
	date/strike	amount	Value

Apple, Inc. (Call)	Feb-13/$570.00	371,218	$—

Assured Guaranty, Ltd. (Call)	Jul-13/22.00	3,007,189	1,552,612

Chesapeake Energy Corp. (Call)	Mar-13/25.00	1,082,551	97,430

SPDR S&P 500 ETF Trust (Put)	Feb-13/146.00	3,068,560	833,114

SPDR S&P 500 ETF Trust (Put)	Feb-13/145.00	3,068,559	400,054

SPDR S&P 500 ETF Trust (Put)	Feb-13/144.00	3,069,328	3

Total			$2,883,213

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/13 (Unaudited)

			Fixed payments		Unrealized
Swap counterparty/		Termination	received (paid) by	Total return received	appreciation/
Notional amount		date	fund per annum	by or paid by fund	(depreciation)

Bank of America N.A.
baskets	439,269	1/27/14	(3 month USD-LIBOR-BBA	A basket (MLPPSEMI)	$71,304
			plus 0.18%)	of common stocks

baskets	192,094	1/31/14	(3 month USD-LIBOR-BBA	A basket (MLTRENER)	4,168
			plus 0.35%)	of common stocks

Barclays Bank PLC
baskets	484,455	1/22/14	(3 month USD-LIBOR-BBA	A basket (BCSU115)	(2,839,946)
			plus 0.15%)	of common stocks

Total					$(2,764,474)

24	Voyager Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$508,604,380	$—	$—

Consumer staples	106,042,911	—	—

Energy	341,197,393	—	—

Financials	346,757,077	—	—

Health care	356,933,629	—	—

Industrials	273,259,816	—	—

Information technology	1,037,952,494	—	3,590,042

Materials	180,659,038	—	—

Total common stocks	3,151,406,738	—	3,590,042

Convertible preferred stocks	—	12,566,277	—

Investment companies	68,626,284	—	—

Purchased equity options outstanding	6,688,538	30,681,783	—

U.S. Government and agency mortgage obligations	—	3,826,842	—

U.S. Treasury obligations	—	6,884,410	—

Warrants	90,098,864	—	—

Short-term investments	268,062,748	397,186,814	—

Totals by level	$3,584,883,172	$451,146,126	$3,590,042

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,616,016	$—

Written equity options outstanding	—	(2,883,213)	—

Total return swap contracts	—	(2,764,474)	—

Totals by level	$—	$(3,031,671)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Voyager Fund	25

Statement of assets and liabilities 1/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $373,713,261 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,312,833,644)	$3,396,684,780
Affiliated issuers (identified cost $642,934,560) (Notes 1 and 6)	642,934,560

Foreign currency (cost $46) (Note 1)	50

Dividends, interest and other receivables	2,640,431

Receivable for shares of the fund sold	1,089,270

Receivable for investments sold	81,149,415

Unrealized appreciation on OTC swap contracts (Note 1)	75,472

Unrealized appreciation on forward currency contracts (Note 1)	3,515,052

Total assets	4,128,089,030

LIABILITIES

Payable for investments purchased	104,964,159

Payable for shares of the fund repurchased	5,476,933

Payable for compensation of Manager (Note 2)	1,298,071

Payable for custodian fees (Note 2)	33,430

Payable for investor servicing fees (Note 2)	653,433

Payable for Trustee compensation and expenses (Note 2)	1,312,732

Payable for administrative services (Note 2)	34,597

Payable for distribution fees (Note 2)	863,994

Distributions payable to shareholders	85

Unrealized depreciation on OTC swap contracts (Note 1)	2,839,946

Unrealized depreciation on forward currency contracts (Note 1)	899,036

Written options outstanding, at value (premiums $3,785,196) (Notes 1 and 3)	2,883,213

Collateral on securities loaned, at value (Note 1)	395,804,515

Collateral on certain derivative contracts, at value (Note 1)	31,643,955

Other accrued expenses	535,614

Total liabilities	549,243,713

Net assets	$3,578,845,317

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,063,458,643

Undistributed net investment income (Note 1)	15,148,444

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(584,343,247)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	84,581,477

Total — Representing net assets applicable to capital shares outstanding	$3,578,845,317

(Continued on next page)

26	Voyager Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,977,118,835 divided by 127,940,628 shares)	$23.27

Offering price per class A share (100/94.25 of $23.27)*	$24.69

Net asset value and offering price per class B share ($104,611,003 divided by 5,343,079 shares)**	$19.58

Net asset value and offering price per class C share ($145,697,789 divided by 6,766,376 shares)**	$21.53

Net asset value and redemption price per class M share ($23,181,975 divided by 1,083,502 shares)	$21.40

Offering price per class M share (100/96.50 of $21.40)*	$22.18

Net asset value, offering price and redemption price per class R share
($17,617,392 divided by 771,490 shares)	$22.84

Net asset value, offering price and redemption price per class R5 share
($11,291 divided by 463 shares)†	$24.36

Net asset value, offering price and redemption price per class R6 share
($11,295 divided by 464 shares)†	$24.36

Net asset value, offering price and redemption price per class Y share
($310,595,737 divided by 12,779,998 shares)	$24.30

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Voyager Fund	27

Statement of operations Six months ended 1/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $59,007) (including dividend income of $1,922,094
from investments in affiliated issuers) (Note 6)	$32,527,339

Interest (including interest income of $15,081 from investments in affiliated issuers) (Note 6)	20,742

Securities lending (Note 1)	4,015,413

Total investment income	36,563,494

EXPENSES

Compensation of Manager (Note 2)	7,702,691

Investor servicing fees (Note 2)	5,185,542

Custodian fees (Note 2)	30,840

Trustee compensation and expenses (Note 2)	193,336

Distribution fees (Note 2)	5,153,482

Administrative services (Note 2)	60,681

Other	616,819

Total expenses	18,943,391

Expense reduction (Note 2)	(406,493)

Net expenses	18,536,898

Net investment income	18,026,596

Net realized loss on investments (including realized loss of $14,929,268 on affiliated issuers)
(Notes 1, 3 and 6)	(53,951,728)

Net realized gain on swap contracts (Note 1)	9,162,838

Net realized loss on foreign currency transactions (Note 1)	(7,048,942)

Net realized gain on written options (Notes 1 and 3)	45,379,633

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	3,321,230

Net unrealized appreciation of investments, swap contracts and written options
during the period	457,989,764

Net gain on investments	454,852,795

Net increase in net assets resulting from operations	$472,879,391

The accompanying notes are an integral part of these financial statements.

28	Voyager Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/13*	Year ended 7/31/12

Operations:
Net investment income	$18,026,596	$11,851,456

Net realized loss on investments
and foreign currency transactions	(6,458,199)	(244,391,284)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	461,310,994	(227,866,086)

Net increase (decrease) in net assets resulting
from operations	472,879,391	(460,405,914)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(33,753,377)	—

Class B	(639,716)	—

Class C	(486,272)	—

Class M	(174,467)	—

Class R	(172,011)	—

Class R5	(129)	—

Class R6	(133)	—

Class Y	(4,208,285)	—

Increase in capital from settlement payments	—	28,813

Decrease from capital share transactions (Note 4)	(368,765,104)	(744,651,976)

Total increase (decrease) in net assets	64,679,897	(1,205,029,077)

NET ASSETS

Beginning of period	3,514,165,420	4,719,194,497

End of period (including undistributed net investment
income of $15,148,444 and $36,556,238, respectively)	$3,578,845,317	$3,514,165,420

* Unaudited

The accompanying notes are an integral part of these financial statements.

Voyager Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
January 31, 2013**	$20.61	.12	2.80	2.92	(.26)	(.26)	—	—	$23.27	14.27*	$2,977,119	.51*	.52*	62*
July 31, 2012	22.80	.07	(2.26)	(2.19)	—	—	—	— [e,j]	20.61	(9.61)	2,874,779	1.07	.35	140
July 31, 2011	20.12	.01	2.74	2.75	(.08)	(.08)	— [e]	.01 [g]	22.80	13.73	3,692,512	1.17	.05	176
July 31, 2010	16.85	— [e]	3.46	3.46	(.19)	(.19)	— [e]	— [e,f]	20.12	20.58	3,111,020	1.26	(.03)	177
July 31, 2009	16.93	.08	(.16) [h]	(.08)	—	—	— [e]	— [e,i]	16.85	(.47) [h]	2,715,001	1.26 [d]	.61 [d]	187
July 31, 2008	18.54	(.01)	(1.60)	(1.61)	—	—	— [e]	—	16.93	(8.68)	3,213,102	1.20 [d]	(.08) [d]	68

Class B
January 31, 2013**	$17.31	.03	2.36	2.39	(.12)	(.12)	—	—	$19.58	13.83*	$104,611	.89*	.15*	62*
July 31, 2012	19.29	(.07)	(1.91)	(1.98)	—	—	—	— [e,j]	17.31	(10.26)	105,363	1.82	(.40)	140
July 31, 2011	17.09	(.14)	2.33	2.19	—	—	— [e]	.01 [g]	19.29	12.87	157,197	1.92	(.70)	176
July 31, 2010	14.35	(.13)	2.94	2.81	(.07)	(.07)	— [e]	— [e,f]	17.09	19.64	182,569	2.01	(.77)	177
July 31, 2009	14.52	(.02)	(.15) [h]	(.17)	—	—	— [e]	— [e,i]	14.35	(1.17) [h]	217,981	2.01 [d]	(.13) [d]	187
July 31, 2008	16.03	(.13)	(1.38)	(1.51)	—	—	— [e]	—	14.52	(9.42)	368,079	1.95 [d]	(.84) [d]	68

Class C
January 31, 2013**	$18.98	.03	2.59	2.62	(.07)	(.07)	—	—	$21.53	13.82*	$145,698	.89*	.16*	62*
July 31, 2012	21.15	(.08)	(2.09)	(2.17)	—	—	—	—[e,j]	18.98	(10.26)	166,329	1.82	(.40)	140
July 31, 2011	18.74	(.15)	2.55	2.40	—	—	—[e]	.01[g]	21.15	12.86	247,712	1.92	(.71)	176
July 31, 2010	15.76	(.15)	3.24	3.09	(.11)	(.11)	—[e]	—[e,f]	18.74	19.63	87,221	2.01	(.79)	177
July 31, 2009	15.95	(.02)	(.17) h	(.19)	—	—	—[e]	—[e,i]	15.76	(1.19) [h]	37,356	2.01 [d]	(.14) [d]	187
July 31, 2008	17.60	(.14)	(1.51)	(1.65)	—	—	—[e]	—	15.95	(9.38)	45,990	1.95 [d]	(.82) [d]	68

Class M
January 31, 2013**	$18.92	.06	2.58	2.64	(.16)	(.16)	—	—	$21.40	13.99*	$23,182	.76*	.27*	62*
July 31, 2012	21.03	(.03)	(2.08)	(2.11)	—	—	—	— [e,j]	18.92	(10.03)	23,150	1.57	(.15)	140
July 31, 2011	18.59	(.10)	2.53	2.43	—	—	— [e]	.01 [g]	21.03	13.13	29,618	1.67	(.45)	176
July 31, 2010	15.60	(.10)	3.21	3.11	(.12)	(.12)	— [e]	— [e,f]	18.59	19.94	28,857	1.76	(.53)	177
July 31, 2009	15.74	.01	(.15) [h]	(.14)	—	—	— [e]	— [e,i]	15.60	(.89) h	25,635	1.76 d	.11 [d]	187
July 31, 2008	17.34	(.10)	(1.50)	(1.60)	—	—	— [e]	—	15.74	(9.23)	32,089	1.70 d	(.58) [d]	68

Class R
January 31, 2013**	$20.20	.09	2.75	2.84	(.20)	(.20)	—	—	$22.84	14.14*	$17,617	.64*	.40*	62*
July 31, 2012	22.40	.02	(2.22)	(2.20)	—	—	—	—[e,j]	20.20	(9.82)	18,921	1.32	.09	140
July 31, 2011	19.80	(.05)	2.71	2.66	(.07)	(.07)	— [e]	.01 [g]	22.40	13.46	22,351	1.42	(.20)	176
July 31, 2010	16.61	(.06)	3.41	3.35	(.16)	(.16)	— [e]	— [e,f]	19.80	20.23	5,573	1.51	(.29)	177
July 31, 2009	16.72	.05	(.16) h	(.11)	—	—	— [e]	— [e,i]	16.61	(.66) [h]	2,156	1.51 [d]	.35 [d]	187
July 31, 2008	18.37	(.05)	(1.60)	(1.65)	—	—	— [e]	—	16.72	(8.98)	2,363	1.45 [d]	(.30) [d]	68

Class R5
January 31, 2013**	$21.54	.17	2.93	3.10	(.28)	(.28)	—	—	$24.36	14.51*	$11	.32*	.71*	62*
July 31, 2012†	21.85	.01	(.32)	(.31)	—	—	—	—	21.54	(1.42)*	10	.05*	.03*	140

Class R6
January 31, 2013**	$21.54	.18	2.93	3.11	(.29)	(.29)	—	—	$24.36	14.56*	$11	.27*	.76*	62*
July 31, 2012†	21.85	.01	(.32)	(.31)	—	—	—	—	21.54	(1.42)*	10	.04*	.04*	140

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Voyager Fund	Voyager Fund	31

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) a	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class Y
January 31, 2013**	$21.54	.15	2.93	3.08	(.32)	(.32)	—	—	$24.30	14.40*	$310,596	.39*	.66*	62*
July 31, 2012	23.77	.13	(2.36)	(2.23)	—	—	—	— [e,j]	21.54	(9.38)	325,603.82		.59	140
July 31, 2011	20.97	.07	2.86	2.93	(.14)	(.14)	— [e]	.01 [g]	23.77	13.99	569,805.92		.29	176
July 31, 2010	17.54	.04	3.62	3.66	(.23)	(.23)	— [e]	— [e,f]	20.97	20.91	313,583	1.01	.21	177
July 31, 2009	17.58	.14	(.18) [h]	(.04)	—	—	— [e]	— [e,i]	17.54	(.23) h	122,966	1.01 [d]	.96 [d]	187
July 31, 2008	19.21	.03	(1.66)	(1.63)	—	—	— [e]	—	17.58	(8.49)	935,875	.95 [d]	.18 [d]	68

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.03%

July 31, 2008	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring litigation payment from Enron Corporation which amounted to the following amounts per share outstanding as of December 29, 2008:

Per share

Class A	$0.11

Class B	0.10

Class C	0.11

Class M	0.10

Class R	0.11

Class Y	0.12

This payment resulted in an increase to total returns of 0.71% for the year ended July 31, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

32	Voyager Fund	Voyager Fund	33

Notes to financial statements 1/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through January 31, 2013.

Putnam Voyager Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of midsize and large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

34	Voyager Fund

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

Voyager Fund	35

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,869,463 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

36	Voyager Fund

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $388,361,738. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $395,804,515.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Voyager Fund	37

At July 31, 2012 the fund had a capital loss carryover of $414,288,774 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$115,108,326	$—	$115,108,326	*

299,180,448	N/A	299,180,448	July 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $120,184,889 recognized during the period between November 1, 2011 and July 31, 2012 to its fiscal year ending July 31, 2013.

The aggregate identified cost on a tax basis is $3,998,912,994, resulting in gross unrealized appreciation and depreciation of $318,399,229 and $277,692,883, respectively, or net unrealized appreciation of $40,706,346.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

38	Voyager Fund

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.285% of the fund’s average net assets before a decrease of $2,446,013 (0.069% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,278,646	Class R5	8

Class B	153,018	Class R6	3

Class C	227,179	Class Y	464,732

Class M	34,085	Total	$5,185,542

Class R	27,871

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,129 under the expense offset arrangements and by $404,364 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,666 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for

Voyager Fund	39

the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,699,401	Class M	88,436

Class B	529,688	Class R	48,181

Class C	787,776	Total	$5,153,482

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $83,014 and $746 from the sale of class A and class M shares, respectively, and received $55,627 and $1,999 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $66 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,125,777,965 and $2,705,180,639, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	98,012,749	$30,965,575

Options opened	263,021,431	44,870,913
Options exercised	—	—
Options expired	(305,349,684)	(51,702,763)
Options closed	(42,017,091)	(20,348,529)

Written options outstanding at the
end of the reporting period	13,667,405	$3,785,196

40	Voyager Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/13		Year ended 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	2,762,140	$60,708,524	12,235,518	$257,512,287

Shares issued in connection with
reinvestment of distributions	1,453,659	31,253,664	—	—

	4,215,799	91,962,188	12,235,518	257,512,287

Shares repurchased	(15,749,704)	(346,122,950)	(34,733,577)	(720,008,628)

Net decrease	(11,533,905)	$(254,160,762)	(22,498,059)	$(462,496,341)

	Six months ended 1/31/13		Year ended 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	186,817	$3,454,535	625,353	$11,055,715

Shares issued in connection with
reinvestment of distributions	32,647	591,244	—	—

	219,464	4,045,779	625,353	11,055,715

Shares repurchased	(962,964)	(17,787,625)	(2,687,159)	(47,622,687)

Net decrease	(743,500)	$(13,741,846)	(2,061,806)	$(36,566,972)

	Six months ended 1/31/13		Year ended 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	208,128	$4,225,730	1,350,453	$25,969,041

Shares issued in connection with
reinvestment of distributions	17,065	339,927	—	—

	225,193	4,565,657	1,350,453	25,969,041

Shares repurchased	(2,221,425)	(45,052,349)	(4,297,925)	(81,878,067)

Net decrease	(1,996,232)	$(40,486,692)	(2,947,472)	$(55,909,026)

	Six months ended 1/31/13		Year ended 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	23,116	$468,208	86,017	$1,633,858

Shares issued in connection with
reinvestment of distributions	8,545	169,110	—	—

	31,661	637,318	86,017	1,633,858

Shares repurchased	(171,625)	(3,466,617)	(270,721)	(5,219,119)

Net decrease	(139,964)	$(2,829,299)	(184,704)	$(3,585,261)

	Six months ended 1/31/13		Year ended 7/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	93,683	$2,023,031	442,370	$8,853,752

Shares issued in connection with
reinvestment of distributions	5,767	121,739	—	—

	99,450	2,144,770	442,370	8,853,752

Shares repurchased	(264,584)	(5,760,929)	(503,543)	(10,494,622)

Net decrease	(165,134)	$(3,616,159)	(61,173)	$(1,640,870)

Voyager Fund	41

			For the period 7/3/12
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	458	$10,000

Shares issued in connection with
reinvestment of distributions	5	129	—	—

	5	129	458	10,000

Shares repurchased	—	—	—	—

Net increase	5	$129	458	$10,000

			For the period 7/3/12
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	—	$—	458	$10,000

Shares issued in connection with
reinvestment of distributions	6	133	—	—

	6	133	458	10,000

Shares repurchased	—	—	—	—

Net increase	6	$133	458	$10,000

	Six months ended 1/31/13		Year ended 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,874,316	$43,072,649	6,847,431	$148,885,695

Shares issued in connection with
reinvestment of distributions	160,304	3,598,822	—	—

	2,034,620	46,671,471	6,847,431	148,885,695

Shares repurchased	(4,368,529)	(100,602,079)	(15,706,092)	(333,359,201)

Net decrease	(2,333,909)	$(53,930,608)	(8,858,661)	$(184,473,506)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at end of the reporting
	Shares owned	Percentage of ownership	period

Class R5	463	100%	$11,291

Class R6	464	100	11,295

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	79,600,000

Written equity option contracts (number of contracts)	61,300,000

Forward currency contracts (contract amount)	$174,900,000

Warrants (number of warrants)	60,300,000

OTC total return swap contracts (notional)	$63,300,00

42	Voyager Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$3,515,052	Payables	$899,036

	Investments,
Equity contracts	Receivables	127,544,657	Payables	5,723,159

Total		$131,059,709		$6,622,195

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(6,910,550)	$—	$(6,910,550)

Equity contracts	(52,764,757)	(4,087,578)	—	9,162,838	(47,689,497)

Total	$(52,764,757)	$(4,087,578)	$(6,910,550)	$9,162,838	$(54,600,047)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$3,341,251	$—	$3,341,251

Equity contracts	16,622,878	47,978,621	—	(5,898,799)	58,702,700

Total	$16,622,878	$47,978,621	$3,341,251	$(5,898,799)	$62,043,951

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$48,686,257	$755,212,441	$556,768,653	$15,081	$247,130,045

Tronox, Ltd. Class A	101,488,307	9,487,216	31,793,284	1,922,094	—

Totals	$150,174,564	$764,699,657	$588,561,937	$1,937,175	$247,130,045

Market values are shown for those securities affiliated at the close of the reporting period.

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Voyager Fund	43

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

44	Voyager Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA016
279418 3/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Voyager Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2013